File No. 33-65435

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 2

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

      THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 137
THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD) INTERMEDIATE
                            SERIES 12
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  April 30, 1998
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

     Pursuant to Rule 24f-2 under the Investment Company  Act  of
1940,   the  issuer  has  registered  an  indefinite  amount   of
securities.   A 24f-2 Notice for the offering was last  filed  on
March 18, 1997.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 137
             THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD),
                            INTERMEDIATE SERIES 12
                               2,627,189 UNITS

PROSPECTUS
Part One
Dated April 24, 1998

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The First Trust Corporate Income Trust (High Yield), Intermediate Series 12 (the "Trust") is a fixed portfolio of interest-bearing corporate debt obligations of domestic and foreign companies. At March 16, 1998, each Unit represented a 1/2,627,189 undivided interest in the principal and net income of the Trust (see "The Fund" in Part Two).

A significant portion of the Bonds in the Trust are lower rated bonds, commonly known as "junk bonds," that entail greater risks, including default risks, than those found in higher rated securities. A portion of the Trust's investment in junk bonds have been issued by foreign issuers which carry the additional risks of untimely interest and principal payments and price volatility than higher rated securities, and may present problems of liquidity and valuation. Investors should carefully consider these risks before investing. See "Bond Portfolio Selection" and "Risk Factors" in Part Two.

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 3.35% of the Public Offering Price (3.466% of the amount invested). At March 16, 1998, the Public Offering Price per Unit was $9.0494 plus net interest accrued to date of settlement (three business days after such date) of $.0087 and $.2026 the monthly and semi-annual distribution plans, respectively (see "Market for Units" in Part Two).

      Please retain both parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 8.72% per annum on March 16, 1998, and 8.67% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 7.25% per annum on March 16, 1998, and 7.19% under the monthly distribution plan. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 137
             THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD),
                            INTERMEDIATE SERIES 12
            SUMMARY OF ESSENTIAL INFORMATION AS OF MARCH 16, 1998
                        Sponsor: Nike Securities L.P.
                     Evaluator:  Muller Data Corporation
                      Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Principal Amount of Bonds in the Trust                             $24,569,000
Number of Units                                                      2,627,189
Fractional Undivided Interest in the Trust per Unit                1/2,627,189
Public Offering Price:
  Aggregate Value of Bonds in the Portfolio                        $23,774,374
  Aggregate Value of Bonds per Unit                                    $9.0494
  Sales Charge 3.466% (3.35% of Public Offering Price)                  $.3137
  Public Offering Price per Unit                                       $9.3631*
Redemption Price and Sponsor's Repurchase Price per Unit
  ($.3137 less than the Public Offering Price per Unit)                $9.0494*
Discretionary Liquidation Amount of the Trust (20% of the
  original principal amount of Bonds in the Trust)                  $6,100,000

Date Trust Established                                        January 17, 1996
Mandatory Termination Date                                   December 31, 2003
Evaluator's Fee: $25 per evaluation. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate                       Maximum of $.005
  of the Sponsor                                             per Unit annually
Administrative fee payable to                                Maximum of $.0010
  the Sponsor                                                per Unit annually
Annual amortization of organization and offering costs         $7,503 annually

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption of Units" and "Purchase of Units by Sponsor" in Part Two).

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 137
             THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD),
                            INTERMEDIATE SERIES 12
            SUMMARY OF ESSENTIAL INFORMATION AS OF MARCH 16, 1998
                        Sponsor:  Nike Securities L.P.
                     Evaluator:  Muller Data Corporation
                      Trustee:  The Chase Manhattan Bank


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                      Semi-
                                                          Monthly     Annual

Calculation of Estimated Net Annual Income:
  Estimated Annual Interest Income                         $.8270     $.8270
  Less: Estimated Annual Expense                           $.0426     $.0375
  Estimated Net Annual Interest Income                     $.7844     $.7895
Calculation of Interest Distribution:
  Estimated Net Annual Interest Income                     $.7844     $.7895
  Divided by 12 and 2, Respectively                        $.0654     $.3948
Estimated Daily Rate of Net Interest Accrual               $.0022     $.0022
Estimated Current Return Based on Public
  Offering Price                                           8.67%      8.72%
Estimated Long-Term Return Based on Public
  Offering Price                                           7.19%      7.25%

Trustee's Annual Fee: $.0180 and $.0135 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

                        REPORT OF INDEPENDENT AUDITORS

The Unit Holders of The First Trust Special Situations
Trust, Series 137, The First Trust Corporate Income Trust
(High Yield), Intermediate Series 12

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Special Situations Trust, Series 137, The First Trust Corporate Income Trust (High Yield), Intermediate Series 12 as of December 31, 1997, and the related statements of operations and changes in net assets for the year then ended and for the period from the Initial Date of Deposit, January 17, 1996, to December 31, 1996. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Special Situations Trust, Series 137, The First Trust Corporate Income Trust (High Yield), Intermediate Series 12 at December 31, 1997, and the results of its operations and changes in its net assets for the year then ended and for the period from the Initial Date of Deposit, January 17, 1996, to December 31, 1996, in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
April 10, 1998

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 137
             THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD),
                            INTERMEDIATE SERIES 12

                     STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1997


                                    ASSETS

Bonds, at market value (cost $25,549,663)
  (Note 1)                                                       $24,942,931
Accrued interest                                                     515,936
Receivable from investment transactions                              142,240
Unamortized deferred organization  and offering costs                 22,843
                                                                  __________
                                                                  25,623,950


                          LIABILITIES AND NET ASSETS

Liabilities:
  Cash overdraft                                                     292,540
  Unit redemptions payable                                               772
  Accrued liabilities                                                     26
                                                                  __________
                                                                     293,338
                                                                  __________

Net assets, applicable to 2,764,746 outstanding
    units of fractional undivided interest:
  Cost of Trust assets (Note 1)                     $25,549,663
  Net unrealized depreciation (Note 2)                (606,732)
  Distributable funds                                   387,681
                                                     __________

                                                                 $25,330,612
                                                                 ===========


Net asset value per unit                                             $9.1620
                                                                  ==========

               See accompanying notes to financial statements.

                 THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 137 THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD),
                                INTERMEDIATE SERIES 12

                         PORTFOLIO - See notes to portfolio.

                                  December 31, 1997



                                                    Coupon                                  Standard
                                                   interest   Date of       Redemption      & Poor's   Principal     Market
    Issue and country of issuer(e)                   rate     maturity    provisions(a)    rating(b)     amount      value
                                                                                          (Unaudited)

Banco De Galicia (Argentina), Notes                  9.00%    11/01/2003   1998 @ 103.375     BB-(c)  $3,350,000   3,165,750
Bethlehem Steel (United States of America),
  Senior Notes                                      10.375     9/01/2003                      B+(c)    1,675,000   1,767,125
Coca-Cola Bottling (SW)(United States of
  America), Senior Subordinate Notes                 9.00     11/15/2003   1998 @ 104.5       B-(c)    1,675,000   1,704,313
Conseco Inc. (United States of America),
  Senior Notes                                       8.125     2/15/2003                      BB+(c)   1,675,000   1,760,844
Kaufman & Broad Home Corporation (United States
  of America), Senior Subordinate Notes              9.375     5/01/2003   2000 @ 100         BB-(c)   1,630,000   1,685,012
Maxus Energy Corporation (United States of
  America), Notes                                    9.375    11/01/2003                      BB-(c)   3,350,000   3,492,375
PDV America Inc. (Venezuela), Senior Notes           7.875     8/01/2003                      BB-(c)   1,675,000   1,566,125
Payless Cashways (United States of America),
  Senior Subordinate Notes                           9.125     4/15/2003   1998 @ 104.56      D(d)     1,150,000      51,750
Playtex Family Products Corporation (United
  States of America), Senior Subordinate Notes       9.00     12/15/2003   1998 @ 104.5       B+(c)    1,079,000   1,092,488
RJR Nabisco Inc. (United States of America),
  Notes                                              7.625     9/15/2003                      BBB-       105,000     106,181
Salomon, Inc. (United States of America),
  Senior Notes                                       7.50      2/01/2003                      BBB      1,675,000   1,725,250
Toll Corporation (United States of America),
  Senior Subordinate Notes                           9.50      3/15/2003   1998 @ 104         BB-(c)   1,675,000   1,727,344
Transportation Maritma ADS (Mexico), Notes           9.25      5/15/2003   1998 @ 104.625     BB-(c)   3,350,000   3,207,625
Viacom Inc. (United States of America),
  Senior Notes                                       6.75      1/15/2003                      BB+(c)   1,675,000   1,620,562
Westinghouse Electric (United States of
  America), Notes                                    6.875     9/01/2003                      B-(c)      275,000     270,187
                                                                                                     ______________________

                                                                                                     $26,014,000  24,942,931
                                                                                                     =======================

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 137
             THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD),
                            INTERMEDIATE SERIES 12

                              NOTES TO PORTFOLIO

                              December 31, 1997


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. Approximately 55% of the aggregate principal amount of the Bonds in the Trust is subject to call within five years.

(b) The ratings shown are those effective at December 31, 1997. A significant portion of the Bonds in the Trust are lower rated bonds, commonly known as "junk bonds," that entail greater risks, including default risks, than those found in higher rated securities (see (c) below). A portion of the Trust's investment in junk bonds have been issued by foreign issuers which carry the additional risks of untimely interest and principal payments and price volatility than higher rated securities, and may present problems of liquidity and valuation.

(c) Standard & Poor's Corporation states: "Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions."

(d) This bond is default in the payment of interest. The Sponsor has instructed the Trustee not to accrue interest on the bond until the issuer resumes payments of interest. The Sponsor cannot predict when, or if, the issuer will resume making such payments.

(e) The Trust consists of fifteen obligations. Three obligations representing 32% of the aggregate principal amount of the Bonds in the Trust consist of foreign Corporate Bonds. Twelve obligations representing approximately 68% of the aggregate principal amount of the Bonds in the Trust consist of domestic Corporate Bonds. All of the Bonds included in the Trust will mature in 2003.

           Number of                  Country                Portfolio
             Issues                  of Issuer               Percentage

              12              United States of America          68%
               1                     Argentina                  13%
               1                       Mexico                   13%
               1                     Venezuela                   6%


               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 137
             THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD),
                            INTERMEDIATE SERIES 12

                           STATEMENTS OF OPERATIONS

                                                                  Period from
                                                                  the Initial
                                                                Date of Deposit,
                                                 Year ended      Jan. 17, 1996,
                                               Dec. 31, 1997    to Dec. 31, 1996

Interest income                                  $2,621,677        1,592,213

Expenses:
  Trustee's fees and related expenses              (53,309)         (33,357)
  Evaluators' fees                                  (4,966)          (5,972)
  Supervisory fee                                  (16,750)          (9,560)
  Administrative fees                               (3,350)          (1,933)
  Amortization or organization  and
    offering costs                                  (7,503)          (7,170)
                                                 ____________________________
    Investment income - net                       2,535,799        1,534,221

Net gain (loss) on investments:
  Net realized gain (loss)                      (1,213,057)                -
  Change in net unrealized appreciation
    or depreciation                               (978,273)          371,541
                                                 ____________________________
                                                (2,191,330)          371,541
                                                 ____________________________
Net increase (decrease) in net assets
  resulting from operations                        $344,469        1,905,762
                                                 ===========================


               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 137
             THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD),
                            INTERMEDIATE SERIES 12

                     STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Period from
                                                                  the Initial
                                                                Date of Deposit,
                                                 Year ended      Jan. 17, 1996,
                                               Dec. 31, 1997    to Dec. 31, 1996

Net increase (decrease) in net assets
    resulting from operations:
  Investment income - net                        $2,535,799        1,534,221
  Net realized gain (loss) on investments       (1,213,057)                -
  Change in net unrealized appreciation
    or depreciation on investments                (978,273)          371,541
                                                ____________________________
                                                    344,469        1,905,762

Distributions to unit holders:
  Investment income - net                       (2,421,429)      (1,263,479)
  Principal from investment transactions                  -                -
                                                ____________________________
                                                (2,421,429)      (1,263,479)

Units issued (300,000 and 3,000,000 units
    in 1997 and 1996, respectively)               2,938,407       28,856,337

Units redeemed (585,254 units in 1997):
  Principal portion                             (5,493,343)                -
  Net interest accrued                             (19,047)                -
                                                ____________________________
                                                (5,512,390)                -
                                                ____________________________

Total increase (decrease) in net assets         (4,650,943)       29,498,620

Net assets:
  At the beginning of the period
    (representing 3,050,000 and 50,000
    units outstanding at December 31, 1996
    and January 17, 1996, respectively)          29,981,555          482,935
                                                ____________________________
  At the end of the period (including
    distributable funds applicable to
    Trust units of $387,681 and $270,742 at
    December 31, 1997 and 1996, respectively)   $25,330,612       29,981,555
                                                ============================

Trust units outstanding at the end of
  the period                                      2,764,746        3,050,000


               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 137
             THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD),
                            INTERMEDIATE SERIES 12

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Bonds are stated at values as determined by Muller Data Corporation (the Evaluator). The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the dates the bonds were deposited in the Trust. The premium or discount (including original issue discount) existing at the dates the bonds were deposited is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services to The Chase Manhattan Bank which is based on $.0180 and $.0135 per unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Additionally, a fee of $25 per evaluation is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs, an annual supervisory fee payable to an affiliate of the Sponsor and an annual administrative fee payable to the Sponsor.

Organization and offering costs -

The Trust has paid a portion of its organization and offering costs, including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the Trust's portfolio and the initial fees and expenses of the Trustee. Such costs, totaling $37,516, have been deferred and will be amortized over five years from the Initial Date of Deposit.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized depreciation at December 31, 1997 follows:

               Unrealized depreciation                           $(961,923)
               Unrealized appreciation                              355,191
                                                                  _________

                                                                 $(606,732)
                                                                  =========

3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.50% of the public offering price which is equivalent to approximately 4.712% of the net amount invested.

Distributions of net interest income -

Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:

                                                            Period from
                                                            the Initial
              Type of                                     Date of Deposit,
            distribution                   Year ended      Jan. 17, 1996
                plan                     Dec. 31, 1997    to Dec. 31, 1996

             Monthly                        $.7678             .7440*
             Semi-annual                     .7726             .7486

*Excludes $.0073 per unit distributed to the Sponsor as discussed below.

Accrued interest to the Date of Deposit and to each supplemental Date of Deposit, totaling $661,513, plus net interest accruing to the first settlement date and to the settlement date of each supplemental Date of Deposit, totaling $22,120, were distributed to the Sponsor as the unit holder of record. The initial subsequent distribution, $.0530 and $.0533 per unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively, was paid on February 29, 1996 to all unit holders of record on February 15, 1996.

Selected data for a unit of the Trust
  outstanding throughout each period -

                                                                Period from the
                                                                Initial Date of
                                                                Deposit Jan. 17,
                                              Year ended            1996, to
                                            Dec. 31, 1997        Dec. 31, 1996

Interest income                                $.8453                .8722
Expenses                                       (.0277)              (.0318)
                                              _____________________________
    Investment income - net                     .8176                .8404

Distributions to unit holders:
  Investment income - net                      (.7682)              (.7517)
  Principal from investment transactions             -                    -

Net gain (loss) on investments                 (.7174)               .0826
                                              _____________________________
    Total increase (decrease) in net assets    (.6680)               .1713

Net assets:
  Beginning of the period                      9.8300               9.6587
                                              _____________________________

  End of the period                           $9.1620               9.8300
                                              =============================



             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 137
             THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD),
                            INTERMEDIATE SERIES 12

                                   PART ONE
                       Must be Accompanied by Part Two

                             ____________________
                             P R O S P E C T U S
                             ____________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



           THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD)
                           INTERMEDIATE SERIES

     The First Trust (registered trademark) Special Situations Trust

PROSPECTUS                              NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                        ONLY BE USED WITH PART ONE
Dated December 30, 1997

The First Trust Special Situations Trust, The First Trust Corporate Income Trust (High Yield), Intermediate Series (the "High Yield Series") is a unit investment trust consisting of a portfolio of interest-bearing corporate debt obligations of domestic and foreign companies (the
"Corporate Bonds," or the "Bonds").

The Objective of each Trust is a high level of current income through investment in a fixed portfolio consisting primarily of domestic high-yield, high-risk corporate debt obligations issued after July 18, 1984. The Trusts may also contain high-yield, high-risk dollar denominated foreign corporate debt obligations, if interest thereon is U.S. source income. The objective of each Trust is dependent upon the continuing ability of the issuers and/or obligors to meet their respective obligations. There is, of course, no guarantee that the objective of the Trusts will be achieved.

A SIGNIFICANT PORTION OF THE AGGREGATE PRINCIPAL AMOUNT OF THE BONDS IN THE TRUSTS ARE LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. A PORTION OF A TRUST'S INVESTMENT IN JUNK BONDS MAY HAVE BEEN ISSUED BY FOREIGN ISSUERS WHICH CARRY THE ADDITIONAL RISKS OF UNTIMELY INTEREST AND PRINCIPAL PAYMENTS AND PRICE VOLATILITY THAN HIGHER RATED SECURITIES, AND MAY PRESENT PROBLEMS OF LIQUIDITY AND VALUATION. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING.

Units of a Trust are not deposits of, or guaranteed by, any bank and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.

Attention Foreign Investors: Your interest income from a Trust may be exempt from federal withholding taxes if you are not a United States citizen or resident and certain conditions are met. See "What is the Federal Tax Status of Unit Holders?"

Distributions to Unit holders may be reinvested as described herein. See "How Can Distributions to Unit Holders be Reinvested?"

The Sponsor, although not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of a Trust. In the absence of such a market, a Unit holder will nonetheless be able to dispose of the Units through redemption at prices based upon the bid prices of the underlying Bonds. See "How May Units be Redeemed?"

The Secondary Market Public Offering Price of the Units will be equal to the aggregate bid price of the Bonds in each portfolio divided by the number of Units outstanding, plus a sales charge set forth in "Public Offering." The minimum purchase is 100 Units.

BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Portfolio Supervisor's Annual Fee. In performing its duties as Portfolio Supervisor, First Trust Advisors L.P. may obtain research and other information from a variety of sources, including Fitch IBCA, Inc. (formerly known as Fitch Investors Service, Inc.), an affiliate of the Sponsor. Such information will consist of comments covering the financial condition and business prospects of the issuers and an analysis of the respective market sectors, including economic, tax, currency, political, regulatory and other similar risks. The Sponsor believes that the information will be beneficial in the present circumstances due to the complexity of the high-yield debt markets. THE SUPERVISORY FEE IS SET FORTH UNDER "SUMMARY OF ESSENTIAL INFORMATION" IN PART ONE OF THE PROSPECTUS AND MAY BE GREATER FOR THIS TRUST THAN FOR OTHER TRUSTS OF WHICH NIKE SECURITIES L.P. ACTS AS SPONSOR.

Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, loss of principal and/or interest due to changes in economic conditions, volatile interest rates, lack of liquidity and changing perceptions regarding junk bonds. In addition, as each Trust contains a limited number of Bonds, a default by any one issuer will negatively impact the amount of interest received by that Trust. See "Risk Factors."

           The First Trust Corporate Income Trust (High Yield)
                           Intermediate Series

                The First Trust Special Situations Trust

What is The First Trust Special Situations Trust?

The First Trust Special Situations Trust, The First Trust Corporate Income Trust (High Yield), Intermediate Series (the "High Yield Series") is one of a series of investment companies created by the Sponsor under the name of The First Trust Special Situations Trust, each of which is separate and is designated by a different series number (a "Trust"). Each Trust in a Series consists of an underlying separate unit investment trust created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P. as Sponsor, The Chase Manhattan Bank as Trustee, Muller Data Corporation as Evaluator and First Trust Advisors L.P., as Portfolio Supervisor.

The objective of the Trust is a high level of current income through investment in a fixed portfolio consisting primarily of domestic high-yield, high-risk corporate debt obligations issued after July 18, 1984. The Trust also contains high-yield, high-risk dollar denominated foreign corporate debt obligations, if interest thereon is U.S. source income. A majority of the securities included in the Trust are commonly known as "junk bonds" and are subject to greater market fluctuations and potential risk of loss of income and principal than are investments in lower-yielding, higher-rated fixed-income securities. Historically, high-yield bond investors have received greater returns from their "high-yield" investments. For the period 8/31/87 to 8/31/97, for instance, the high-yield corporate market return averaged 11.08% annually, with investment-grade corporates at a 9.79% average annual return over the same period. Investors choose high-yield bonds for a portion of their investment portfolios despite the additional risks. The above returns represent a comparison of the compounded average annual returns between the Merrill Lynch High Yield Corporate Index and the Merrill Lynch Investment Grade Corporate Index. Investment-grade corporate bonds are higher rated and present less risk than high-yield corporate bonds. An investment in a Trust should be made with the understanding that not only will such Trust's portfolio differ from that of the Merrill Lynch High Yield Corporate Index, the Trust was not designed to correlate with these, or any other indexes, nor are Unit prices expected to correlate with these or any other indexes. The securities included in a Trust should be viewed as speculative and an investor should review his ability to assume the risks associated with speculative corporate bonds. The payment of income is dependent upon the continuing ability of the issuers and/or obligors to meet their respective obligations. THERE IS, OF COURSE, NO GUARANTEE THAT A TRUST'S OBJECTIVE WILL BE ACHIEVED.

Each Unit of a Trust represented the undivided fractional interest in the Bonds deposited in the Trust as set forth under "Summary of Essential Information" in Part One of the Prospectus. To the extent that Units of a Trust are redeemed, the aggregate value of the Bonds in the Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of the Trust will increase. See "How May Units be Redeemed?" The Trust has a Mandatory Termination Date as set forth under "Summary of Essential Information" in Part One of the Prospectus.

Bond Portfolio Selection

The Sponsor of the Trusts selected the Bonds for each Portfolio after considering a Trust's investment objective as well as the credit quality of the individual Bonds of the Portfolio. The following facts, among others, were also considered: (a) the price of the Bonds relative to other issues of similar quality and maturity; (b) the rating and credit quality of the issuers of the Bonds and the potential improvement in the credit quality of such issuers; (c) the diversification of the Bonds as to location of issuer; (d) the income to the Unit holders of the Trust;
(e) whether the Bonds were issued after July 18, 1984; and (f) the stated maturity of the Bonds.

As of the Initial Date of Deposit for each Trust, all of the Bonds in the Trust were rated "B" or better by Moody's Investors Service, Inc., ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Fitch IBCA, Inc.

(formerly known as Fitch Investors Service, L.P.) ("Fitch"). See "Description of Bond Ratings" and "Portfolio" in Part One of the Prospectus. Subsequent to the Initial Date of Deposit, a Bond may cease to be so rated. If this should occur, a Trust would not be required to eliminate the Bond from the Trust, but such event may be considered in the Sponsor's determination to direct the Trustee to dispose of such investment. Each Trust follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. A Trust may retain an issuer's bonds despite adverse financial developments.

Risk Factors

A Trust may consist of Bonds which, in many cases, do not have the benefit of covenants which would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings which could have the effect of reducing the ability of the issuer to meet its debt obligations and might result in the ratings of the Bonds and the value of the underlying Trust portfolio being reduced. See "Rights of Unit Holders-How May Bonds be Removed from a Trust?"

Certain of the Bonds in a Trust may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Bonds in a Trust may be original issue discount bonds or zero coupon bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "What is the Federal Tax Status of Unit Holders?" The current value of an original discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the Bonds approach maturity. The effect of owning deep discount zero coupon bonds which do not make current interest payments is that a fixed yield is earned not only on the original investment, but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the zero coupon bonds are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments.

Certain of the Bonds in a Trust may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in a Trust were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side valuation which represents a premium over par or for original issue discount Bonds a premium over the accreted value. To the extent that the Bonds were deposited in a Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. Because premium bonds generally pay a higher rate of interest than bonds priced at or below par, the effect of the redemption of premium bonds would be to reduce Estimated Net Annual Unit Income by a greater percentage than the par amount of such bonds bears to the total par amount of Bonds in the Trust. Although the actual impact of any such redemptions that may occur will depend upon the specific Bonds that are redeemed, it can be anticipated that the Estimated Net Annual Unit Income will be significantly reduced after the dates on which such Bonds are eligible for redemption. See "Rights of Unit Holders-How May Bonds be Removed from a Trust?" and "Other Information-How May the Indenture be Amended or Terminated?"

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Certain of the Bonds contained in a Trust may be subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to optional redemption provisions, sinking fund provisions or otherwise. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par or from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the Estimated Long-Term Return and the Estimated Current Return on Units of a Trust. Redemption pursuant to call provisions is more likely to occur, and redemption pursuant to sinking fund provisions may occur, when the Bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value. Unit holders may recognize capital gain or loss upon any redemption or call.

To the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon a Trust. At any time after the Initial Date of Deposit, litigation may be initiated on a variety of grounds with respect to Bonds in a Trust. Such litigation may affect the validity of such Bonds. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

Each Unit initially offered represents that fractional undivided interest in the Trust as is set forth in the "Summary of Essential Information" in Part One of the Prospectus for each Trust. To the extent that any Units of a Trust are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by such fraction will remain substantially unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Trust Agreement.

High-Yield Obligations. An investment in Units of a Trust should be made with an understanding of the risks that an investment in "high-yield, high-risk," fixed-rate, domestic and foreign corporate debt obligations or "junk bonds" may entail, including increased credit risks and the risk that the value of the Units will decline, and may decline precipitously, with increases in interest rates. In recent years there have been wide fluctuations in interest rates and thus in the value of fixed-rate, debt obligations generally. Securities such as those included in a Trust are, under most circumstances, subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, higher-rated securities, and their value may decline precipitously because of increases in interest rates, not only because the increases in rates generally decrease values, but also because increased rates may indicate a slowdown in the economy and a decrease in the value of assets generally that may adversely affect the credit of issuers of high-yield, high-risk securities resulting in a higher incidence of defaults among high-yield, high-risk securities. A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. For an issuer that has outstanding both senior commercial bank debt and subordinated high-yield, high-risk securities, an increase in interest rates will increase that issuer's interest expense insofar as the interest rate on the bank debt is fluctuating. However, many leveraged issuers enter into interest rate protection agreements to fix or cap the interest rate on a large portion of their bank debt. This reduces exposure to increasing rates, but reduces the benefit to the issuer of declining rates. The Sponsor cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar market fluctuations in the future.

Certain of the Bonds in a Trust consist of "high-yield, high-risk" foreign and domestic corporate bonds. "High-yield" or "junk" bonds, the generic names for corporate bonds rated below BBB by Standard & Poor's or Fitch, or below Baa by Moody's, are frequently issued by corporations in the growth stage of their development, by established companies whose operations or industries are depressed or by highly leveraged companies purchased in leveraged buyout transactions. The market for high-yield bonds is very specialized and investors in it have been predominantly financial institutions. High-yield bonds are generally not listed on a national securities exchange. Trading of high-yield bonds, therefore, takes place primarily in over-the-counter markets which consist of groups of dealer firms that are typically major securities firms. Because the high-yield bond market is a dealer market, rather than an auction market, no single obtainable price for a given bond prevails at any given time. Prices are determined by negotiation between traders. The existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in the Bonds. There can be no assurance that a market will be made for any of the Bonds, that any market for the Bonds will be maintained or of the liquidity of the Bonds in any markets made. Not all dealers maintain markets in all high-yield bonds. Therefore, since there are fewer traders in these bonds than there are in "investment grade" bonds, the bid-offer spread is usually greater for high-yield bonds than it is for investment grade bonds. The price at which the Bonds may be sold to meet redemptions and the value of a Trust will be adversely affected if trading markets for the Bonds are limited or absent. If the rate of redemptions is great, the value of a Trust may decline to a level that requires liquidation (see "Other Information-How May the Indenture be Amended or Terminated?").

Lower-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the creditworthiness of the issuers of lower-rated securities may not be as strong as that of other issuers. Moreover, if a Bond is recharacterized as equity by the Internal Revenue Service for federal income tax purposes, the issuer's interest deduction with respect to the Bond will be disallowed and this disallowance may adversely affect the issuer's credit rating. Because investors generally perceive that there are greater risks associated with the lower-rated securities in a Trust, the yields and prices of these securities tend to fluctuate more than higher-rated securities with changes in the perceived quality of the credit of their issuers. In addition, the market value of high-yield, high-risk, fixed-income securities may fluctuate more than the market value of higher-rated securities since high-yield, high-risk, fixed-income securities tend to reflect short-term credit development to a greater extent than higher-rated securities. Lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities. Issuers of lower-rated securities may possess fewer creditworthiness characteristics than issuers of higher-rated securities and, especially in the case of issuers whose obligations or credit standing have recently been downgraded, may be subject to claims by debtholders, owners of property leased to the issuer or others which, if sustained, would make it more difficult for the issuers to meet their payment obligations. High-yield, high-risk bonds are also affected by variables such as interest rates, inflation rates and real growth in the economy.

Therefore, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings.

The value of the Units reflects the value of the portfolio securities, including the value (if any) of securities in default. Should the issuer of any Bond default in the payment of principal or interest, a Trust may incur additional expenses seeking payment on the defaulted Bond. Because amounts (if any) recovered by a Trust in payment under the defaulted Bond may not be reflected in the value of the Units until actually received by the Trust, and depending upon when a Unit holder purchases or sells his Units, it is possible that a Unit holder would bear a portion of the cost of recovery without receiving any portion of the payment recovered.

High-yield, high-risk bonds are generally subordinated obligations. The payment of principal (and premium, if any), interest and sinking fund requirements with respect to subordinated obligations of an issuer is subordinated in right of payment to the payment of senior obligations of the issuer. Senior obligations generally include most, if not all, significant debt obligations of an issuer, whether existing at the time of issuance of subordinated debt or created thereafter. Upon any distribution of the assets of an issuer with subordinated obligations upon dissolution, total or partial liquidation or reorganization of or similar proceeding relating to the issuer, the holders of senior indebtedness will be entitled to receive payment in full before holders of subordinated indebtedness will be entitled to receive any payment. Moreover, generally no payment with respect to subordinated indebtedness may be made while there exists a default with respect to any senior indebtedness. Thus, in the event of insolvency, holders of senior indebtedness of an issuer generally will recover more, ratably, than holders of subordinated indebtedness of that issuer.

Obligations that are rated lower than BBB by Standard & Poor's or Fitch, or Baa by Moody's, respectively, should be considered speculative as such ratings indicate a quality of less than investment grade. Investors should carefully review the objective of a Trust and consider their ability to assume the risks involved before making an investment in a Trust. See "Description of Bond Ratings" for a description of speculative ratings issued by Standard & Poor's, Moody's or Fitch.

Foreign Issuers. A portion of the Bonds in a Trust may be invested in securities of foreign issuers. It is appropriate for investors in a Trust to consider certain investment risks that distinguish investments in Bonds of foreign issuers from those of domestic issuers. Those investment risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the Bonds held in the Portfolio, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions (including expropriation, burdensome or confiscatory taxation and moratoriums) which might adversely affect the payment or receipt of payment of amounts due on the Bonds. Investors should realize that, although a Trust invests in U.S. dollar denominated investments, the foreign issuers which operate internationally are subject to currency risks. The value of Bonds can be adversely affected by political or social instability and unfavorable diplomatic or other negative developments. In addition, because many foreign issuers are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information about the foreign issuer than a U.S. domestic issuer. Foreign issuers also are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. domestic issuers. However, the Sponsor anticipates that adequate information will be available to allow the Portfolio Supervisor to provide portfolio surveillance.

Liquidity. The Bonds in a Trust may not have been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of the Act. Most of the Bonds will not be listed on a securities exchange. Whether or not the Bonds are listed, the principal trading market for the Bonds will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in the Bonds. There can be no assurance that a market will be made for any of the Bonds, that any market for the Bonds will be maintained or of the liquidity of the Bonds in any markets made. The price at which the Bonds may be sold to meet redemptions and the value of a Trust will be adversely affected if trading markets for the Bonds are limited or absent. A Trust may also contain non-exempt Bonds in registered form which have been purchased on a private placement basis. Sales of these Bonds may not be practicable outside the United States, but can generally be made to U.S. institutions in the private placement market which may not be as liquid as the general U.S. securities market. Since the private placement market is less liquid, the prices received may be less than would have been received had the markets been broader.

Exchange Controls. On the basis of the best information available to the Sponsor at the present time none of the Bonds is subject to exchange control restrictions under existing law which would materially interfere with payment to a Trust of amounts due on the Bonds. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payments to a Trust. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of the Bonds in a Trust and on the ability of the Trust to satisfy its obligation to redeem Units tendered to the Trustee for redemption.

Jurisdiction Over, and U.S. Judgments Concerning, Foreign Obligors. Non-U.S. issuers of the Bonds will generally not have submitted to the jurisdiction of U.S. courts for purposes of lawsuits relating to those Bonds. If a Trust contains Bonds of such an issuer, the Trust as a holder of those obligations may not be able to assert its rights in U.S. courts under the documents pursuant to which the Bonds are issued. Even if the Trust obtains a U.S. judgment against a foreign obligor, there can be no assurance that the judgment will be enforced by a court in the country in which the foreign obligor is located. In addition, a judgment for money damages by a court in the United States if obtained, will ordinarily be rendered only in U.S. dollars. It is not clear, however, whether, in granting a judgment, the rate of conversion of the applicable foreign currency into U.S. dollars would be determined with reference to the due date or the date the judgment is rendered. Courts in other countries may have rules that are similar to, or different from, the rules of U.S. courts.

What are Estimated Long-Term Return and Estimated Current Return?

As of the date of Part One of the Prospectus, the Estimated Current Return and the Estimated Long-Term Return are as set forth in "Summary of Essential Information" in Part One. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Any change in either the Estimated Net Annual Interest Income per Unit or the Public Offering Price will result in a change in the Estimated Current Return. The Public Offering Price will vary in accordance with fluctuations in the prices of the underlying Bonds and the Net Annual Interest Income per Unit will change as Bonds are redeemed, paid, sold or exchanged in certain refundings or as the expenses of a Trust change. Therefore, there is no assurance that the Estimated Current Return indicated in "Summary of Essential Information" in Part One of the Prospectus will be realized in the future. Estimated Long-Term Return is calculated using a formula which
(1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust; and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of a Trust. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the Estimated Long-Term Return indicated in "Summary of Essential Information" in Part One of the Prospectus will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. Neither rate reflects the true return to Unit holders, which is lower, because neither includes the effect of certain delays in the distributions to Unit holders.

Record Dates for the distribution of interest under the semi-annual distribution plan are the fifteenth day of June and December with the Distribution Dates being the last day of the month in which the related Record Date occurs. It is anticipated that an amount equal to approximately one-half of the amount of net annual interest income per Unit will be distributed on or shortly after each Distribution Date to Unit holders of record on the preceding Record Date. See "Summary of Essential Information" in Part One of the Prospectus for the Trust.

Record Dates for monthly distributions of interest are the fifteenth day of each month. The Distribution Dates for distributions of interest under the monthly plan is the last day of each month in which the related Record Date occurs. All Unit holders will receive such distributions, if any, from the Principal Account as are made as of the Record Dates for monthly distributions.

How is Accrued Interest Treated?

Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unit holders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the Public Offering Price in the sale of Units to the public, the Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to the Sponsor as the Unit holder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date. See "Rights of Unit Holders-How are Interest and Principal Distributed?"

Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unit holders and since such Account is non-interest-bearing to Unit holders, the Trustee benefits thereby.

Are Unit Holders Compensated for Foreign Withholding Tax Risks?

Certain of the Bonds are subject to non-U.S. ("foreign") withholding taxes. Certain issuers of Bonds which are subject to foreign withholding taxes have generally agreed, subject to certain exceptions, to make additional payments ("Additional Payments") which together with other payments are intended to compensate the holder of the Bond for the imposition of certain withholding taxes. However, both the calculation of the Additional Payment and whether the Additional Payment compensates the holder of the Bond for any related penalties, interest or other charges imposed in connection with any applicable foreign withholding taxes are likely to differ from Bond to Bond. Moreover, the Additional Payment is itself treated as taxable income to Unit holders for U.S. income tax purposes. The Additional Payment may not be based upon a "gross-up" formula which would otherwise compensate an investor for the tax liability triggered by the receipt of the Additional Payment. For any of these reasons, an investor may not be adequately compensated for the actual foreign withholding tax liabilities incurred. If a Trust obtains a certificate from an issuer evidencing payment of foreign withholding taxes with respect to a Bond, the Trust will so notify Unit holders. A Unit holder is required to include in his gross income the entire amount of interest paid on his pro rata portion of the Bond including the amount of tax withheld therefrom and the amount of any Additional Payment. However, if the foreign tax withheld constitutes an income tax for which U.S. foreign tax credits may be taken, the Unit holder may be able to obtain applicable foreign tax credits (subject to statutory limitations) or deductions. (See "What is the Federal Tax Status of Unit Holders?")

What is the Federal Tax Status of Unit Holders?

For purposes of the following discussion and opinion, it is assumed that interest on the Bonds is included in gross income for Federal income tax purposes and that the Bonds are debt for Federal income tax purposes.

In the opinion of Chapman and Cutler, Counsel for the Sponsor, under existing law:

(1) Each Trust is not an association taxable as a corporation for Federal income tax purposes.

(2) Each Unit holder of a Trust is considered to be the owner of a pro rata portion of each of the Trust assets under subpart E, subchapter J of chapter 1 of the Internal Revenue Code of 1986 (hereinafter the "Code"). Each Unit holder will be considered to have received his pro rata share of income derived from each Trust asset when such income is considered to be received by a Trust. Each Unit holder will also be required to include in taxable income for Federal income tax purposes, original issue discount with respect to his interest in any Bonds held by a Trust at the same time and in the same manner as though the Unit holder were the direct owner of such interest.

(3) Each Unit holder will have a taxable event when a Bond of a Trust is disposed of whether by sale, liquidation, redemption, or payment at maturity or otherwise, or when the Unit holder redeems or sells his Units. The Unit holder's tax basis in his Units will equal his tax basis in his pro rata portion of all of the assets of a Trust. Such basis is determined (before the adjustments described below) by apportioning the tax basis for the Units among each of a Trust's assets according to value as of the valuation date nearest the date of acquisition of the Units. Unit holders must reduce the tax basis of their Units for their share of accrued interest received, if any, on Bonds delivered after the date the Unit holders pay for their Units to the extent that such interest accrued on such Bonds before the date a Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the sellers) and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, exchange, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with his basis for his fractional interest in the asset disposed of. The basis of each Unit and of each Bond which was issued with original issue discount (or which has market discount) must be increased by the amount of accrued original issue discount (and market discount, if the Unit holder elects to include market discount in income as it accrues) and the basis of each Unit and of each Bond which was purchased by a Trust at a premium must be reduced by the annual amortization of bond premium which the Unit holder has properly elected to amortize under Section 171 of the Code. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost. Original issue discount is effectively treated as interest for Federal income tax purposes and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. A Unit holder will be required to include in gross income for each taxable year the sum of his daily portions of original issue discount as such original issue discount accrues and will in general be subject to Federal income tax with respect to the total amount of such original issue discount that accrues for such year even though the income is not distributed to the Unit holders during such year, unless the original issue discount on a Bond is less than a "de minimis" amount as determined under Treasury Regulations. To the extent the amount of such discount is less than the respective "de minimis" amount, such discount shall be treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. Unit holders should consult their tax advisers regarding the Federal income tax consequences and accretion of original issue discount.

Each Unit holder's pro rata share of each expense paid by a Trust is deductible by the Unit holder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income (similar limitations also apply to estates and trusts). Unit holders may be required to treat some or all of the expenses paid by a Trust as miscellaneous itemized deductions subject to this limitation.

If a Unit holder's tax basis of his pro rata portion in any Bonds held by a Trust exceeds the amount payable by the issuer of the Bonds with respect to such pro rata interest upon maturity of the Bond, such excess would be considered premium which may be amortized by the Unit holder at the Unit holder's election as provided in Section 171 of the Code. Unit holders should consult their tax advisors regarding whether such election should be made and the manner of amortizing premium.

Certain of the Bonds in a Trust may have been acquired with "original issue discount." In the case of any Bonds in a Trust acquired with "original issue discount" that exceeds a "de minimis" amount as specified in the Code, such discount is includable in taxable income of the Unit holders on an accrual basis computed daily, without regard to when payments of interest on such Bonds are received. The Code provides a complex set of rules regarding the accrual of original issue discount. These rules provide that original issue discount generally accrues on the basis of a constant compound interest rate over the term of the Bonds. Unit holders should consult their tax advisers as to the amount of original issue discount which accrues.

Special original issue discount rules apply if the purchase price of the Bond by a Trust exceeds its original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). Similarly these special rules would apply to a Unit holder if the tax basis of his pro rata portion of a Bond issued with original issue discount exceeds his pro rata portion of its adjusted issue price. Unit holders should also consult their tax advisers regarding these special rules.

It is possible that a Bond that has been issued at an original issue discount may be characterized as a "high-yield discount obligation" within the meaning of Section 163(e)(5) of the Code. To the extent that such an obligation is issued at a yield in excess of six percentage points over the applicable Federal rate, a portion of the original issue discount on such obligation will be characterized as a distribution on stock (e.g., dividends) for purposes of the dividends received deduction which is available to certain corporations with respect to certain dividends received by such corporation.

If a Unit holder's tax basis in his pro rata portion of Bonds is less than the allocable portion of such Bond's stated redemption price at maturity (or, if issued with original issue discount, the allocable portion of its "revised issue price"), such difference will constitute market discount unless the amount of market discount is "de minimis" as specified in the Code. Market discount accrues daily computed on a straight line basis, unless the Unit holder elects to calculate accrued market discount under a constant yield method. Unit holders should consult their tax advisers as to the amount of market discount which accrues.

Accrued market discount is generally includable in taxable income to the Unit holders as ordinary income for Federal tax purposes upon the receipt of serial principal payments on the Bonds, on the sale, maturity or disposition of such Bonds by a Trust, and on the sale by a Unit holder of Units, unless a Unit holder elects to include the accrued market discount in taxable income as such discount accrues. If a Unit holder does not elect to annually include accrued market discount in taxable income as it accrues, deductions for any interest expenses incurred by the Unit holder which is incurred to purchase or carry his Units will be reduced by such accrued market discount. In general, the portion of any interest expense which was not currently deductible would ultimately be deductible when the accrued market discount is included in income. Unit holders should consult their tax advisers regarding whether an election should be made to include market discount in income as it accrues and as to the amount of interest expense which may not be currently deductible.

The tax basis of a Unit holder with respect to his interest in a Bond is increased by the amount of original issue discount (and market discount, if the Unit holder elects to include market discount, if any, on the Bonds held by a Trust in income as it accrues) thereon properly included in the Unit holder's gross income as determined for Federal income tax purposes and reduced by the amount of any amortized premium which the Unit holder has properly elected to amortize under Section 171 of the Code. A Unit holder's tax basis in his Units will equal his tax basis in his pro rata portion of all of the assets of a Trust.

A Unit holder will recognize taxable capital gain (or loss) when all or part of his pro rata interest in a Bond is disposed of in a taxable transaction for an amount greater (or less) than his tax basis therefor. As previously discussed, gain realized on the disposition of the interest of a Unit holder in any Bond deemed to have been acquired with market discount will be treated as ordinary income to the extent the gain does not exceed the amount of accrued market discount not previously taken into income. Any capital gain or loss arising from the disposition of a Bond by a Trust or the disposition of Units by a Unit holder will be short-term capital gain or loss unless the Unit holder has held his Units for more than one year in which case such capital gain or loss will be long-term. For taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) is subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding periods of the capital assets. Capital loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. Generally, capital gains realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing taxable gain when his Units are redeemed for an amount equal to or less than his original cost.

It should be noted that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

The 1997 Tax Act treats certain transactions designed to eliminate or reduce risk of loss and opportunities for gain (e.g. short sales, offsetting notional principal contracts, futures or forwards contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss). Unit holders should consult their own tax advisers with regard to any such constructive sales rules and the effect of the 1997 Tax Act on their investment in a Unit.

If the Unit holder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all Trust assets including his pro rata portion of all of the Bonds represented by the Unit. This may result in a portion of the gain, if any, on such sale being taxable as ordinary income under the market discount rules (assuming no election was made by the Unit holder to include market discount in income as it accrues) as previously discussed.

A Unit holder who is a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust) will not be subject to United States Federal income taxes, including withholding taxes, on interest income (including any original issue discount) on, or any gain from the sale or other disposition of, his pro rata interest in any Bond or the sale of his Units provided that all of the following conditions are met: (i) the interest income or gain is not effectively connected with the conduct by the foreign investor of a trade or business within the United States (ii) if the interest is United States source income (which is the case for most securities issued by United States issuers), and the Bond is issued after July 18, 1984 then the foreign investor does not own, directly or indirectly, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Bond and the foreign investor is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Bond, (iii) with respect to any gain, the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year and
(iv) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Trustee and refiled every three calendar years thereafter). Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units.

It should be noted that payments to a Trust of interest on the Bonds of foreign companies may be subject to foreign withholding taxes and Unit holders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by a Trust. Any interest withheld as a result thereof may nevertheless be treated as income to the Unit holders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. In addition, the Bonds may provide for Additional Payments to investors intended to compensate them for any foreign tax liability. (See "Are Unit Holders Compensated for Foreign

Withholding Tax Risks?") Any such Additional Payments received by a Trust would constitute taxable income to Unit holders. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.

It should be noted that the Revenue Reconciliation Act of 1993 (the "1993 Act") included a provision which eliminates the exemption from United States taxation, including withholding taxes, for certain "contingent interest." The provision applies to interest received after December 31, 1993. No opinion is expressed herein regarding the potential applicability of this provision and whether United States taxation or withholding taxes could be imposed with respect to income derived from the Units as a result thereof. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Each Unit holder (other than a foreign investor who has properly provided the certifications described above) will be requested to provide the Unit holder's taxpayer identification number to the trustee and to certify that the Unit holder has not been notified that payments to the Unit holder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unit holder including amounts received upon the redemption of the Units will be subject to back-up withholding.

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trust for New York tax matters, each Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders under the existing income tax laws of the State and City of New York.

The foregoing discussion relates only to United States Federal and New York State and City income taxes; Unit holders may be subject to state and local taxation in other jurisdictions (including a foreign investor's country of residence). Unit holders should consult their tax advisers regarding potential state, local, or foreign taxation with respect to the Units.

Why are Investments in a Trust Eligible for Retirement Plans?

Units of a Trust are eligible for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

What are the Expenses and Charges?

With the exception of bookkeeping and other administrative services provided to a Trust, for which the Sponsor will be reimbursed in the amount set forth under "Summary of Essential Information" in Part One of the Prospectus, the Sponsor will not receive any fees in connection with its activities relating to such Trust.

First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information" in Part One of the Prospectus for providing portfolio supervisory services for a Trust. Such fee is based on the number of Units outstanding in such Trust on January 1 of each year. In providing such supervisory services, the portfolio Supervisor may purchase research services from a variety of sources which may include dealers of a Trust.

The Evaluator will receive an evaluation fee as set forth in "Summary of Essential Information" in Part One of the Prospectus for each Trust. The Trustee pays certain expenses of a Trust for which it is reimbursed by the Trust. The Trustee will receive for its ordinary recurring services to a Trust a fee as indicated in "Summary of Essential Information" in Part One of the Prospectus for a Trust. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee's and the above described fees are payable monthly on or before each Distribution Date from the Interest Account of the Trust to the extent funds are available and then from the Principal Account of a

Trust. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds.

Each of the above mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for the Trust, but at no time will the total amount received for such services rendered to all unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

Expenses incurred in establishing a Trust, including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio, legal fees, the initial fees and expenses of the Trustee and any other non-material out-of-pocket expenses, will be paid by such Trust and charged off over a period not to exceed five years from the Initial Date of Deposit.

The following additional charges are or may be incurred by a Trust: all expenses (including legal and annual auditing expenses) of the Trustee incurred by or in connection with its responsibilities under the Indenture, except in the event of negligence, bad faith or willful misconduct on its part; the expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of a Trust; all taxes and other government charges imposed upon the Bonds or any part of a Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); and expenditures incurred in contacting Unit holders upon termination of a Trust. The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds of a Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Interest and Principal Accounts of the Trust.

Unless the Sponsor determines that such an audit is not required, the Indenture requires the accounts of each Trust shall be audited on an annual basis at the expense of such Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for Units, the Sponsor shall bear the cost of such annual audits to the extent such cost exceeds $0.005 per Unit. Unit holders of a Trust covered by an audit may obtain a copy of the audited financial statements from the Trustee upon request.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price. Units may be purchased in the secondary market at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases by investors who purchase Units through registered investment advisers, certified financial planners and registered broker/dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

The Public Offering Price of Units of a Trust for secondary market purchases will be determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds in the Trust the appropriate sales charge determined in accordance with the schedule set forth below, based upon the number of years remaining to the maturity of each Bond in the portfolio of the Trust, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of the Trust and dividing the result by the number of Units of the Trust then outstanding. The maximum sales charge on Units will be 5.0% of the Public Offering Price (equivalent to 5.263% of the net amount invested). For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the various Bonds in a Trust based upon the maturities of such bonds, in accordance with the following schedule:

                                       Secondary Offering Period
                                                Sales Charge
                                       _________________________
                                       Percentage      Percentage
                                       of Public       of Net
                                       Offering        Amount
Years to Maturity                      Price           Invested
_________________                      __________      __________
Less than 1                            1.00%           1.010%
1 but less than 2                      1.50            1.523
2 but less than 3                      2.00            2.041
3 but less than 4                      2.50            2.564
4 but less than 5                      3.00            3.093
5 but less than 6                      3.50            3.627
6 but less than 7                      4.00            4.167
7 but less than 8                      4.50            4.712
8 or more                              5.00            5.263

There will be no reduction of the sales charges for volume purchases for secondary market transactions. A dealer will receive from the Sponsor a dealer concession of 70% of the total sales charges for Units sold by such dealer and dealers will not be eligible for additional concessions for Units sold pursuant to the above schedule.

With respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of Nike Securities L.P. and its subsidiaries the sales charge is reduced by 2% of the Public Offering Price for purchases of Units during the secondary offering periods.

The aggregate price of the Bonds in a Trust is determined by whomever from time to time is acting as evaluator (the "Evaluator"), on the basis of bid prices or offering prices as is appropriate, (1) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (2) if such prices are not available for any of the Bonds, on the basis of current market prices for comparable bonds; (3) by determining the value of the Bonds by appraisal; or (4) by any combination of the above. The Evaluator will be requested to make such a determination, on a bid price basis, as of the close of trading on the New York Stock Exchange on each day on which it is open, effective for all sales, purchases or redemptions made subsequent to the last preceding determination.

The secondary market Public Offering Price will be equal to the bid price per Unit of the Bonds in the Trust plus the applicable sales charge. The offering price of Bonds in the Trust may be expected to be greater than the BID price of such Bonds by approximately 1-3% of the aggregate principal amount of such Bonds.

Although payment is normally made three business days following the order for purchase (the "date of settlement"), payment may be made prior thereto. A person will become owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units Be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market may be offered by this Part Two Prospectus at the public offering price determined in the manner above.

Resales of Units of the Trusts by such dealers and others to the public will be made at the Public Offering Price described in this Part Two Prospectus. Dealers and others will receive a concession equal to 70% of the current sales charge. The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated in the second preceding sentence. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

From time to time the Sponsor may implement programs under which Underwriters and dealers of a Trust may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of an Underwriter or dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such Underwriter or dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying Underwriters or dealers for certain services or activities which are primarily intended to result in sales of Units of a Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of a Trust. These programs will not change the price Unit holders pay for their Units or the amount that a Trust will receive from the Units sold.

A comparison of estimated current returns and estimated long-term returns with the returns on various investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trusts and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on investments such as U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trusts. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully elsewhere in this Prospectus.

What are the Sponsor's Profits?

In maintaining a market for the Units, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge as indicated in Part One for each Trust) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

Will There be a Secondary Market?

Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of a Trust plus interest accrued to the date of settlement. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator, the other expenses of a Trust and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS UNITS, HE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                         RIGHTS OF UNIT HOLDERS

How are Certificates Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Interest and Principal Distributed?

Interest from a Trust after deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unit holder of record as of the First Settlement Date (see "How is Accrued Interest Treated?") will be distributed on or shortly after the last day of each month on a pro rata basis to Unit holders of record as of the preceding Record Date who are entitled to distributions at that time under the plan of distribution chosen. All distributions for a Trust will be net of applicable expenses for the Trust.

The pro rata share of cash in the Principal Account of the Trust will be computed as of the fifteenth day of each month, and distributions to the Unit holders of a Trust as of such Record Date will be made on or shortly after the last day of each month. Proceeds from the disposition of any of the Bonds of a Trust received after such Record Date and prior to the following Distribution Date will be held in the Principal Account of the Trust and not distributed until the next Distribution Date. The Trustee is not required to make a distribution from the Principal Account of a Trust unless the amount available for distribution shall equal at least $.01 per Unit.

The Trustee will credit to the Interest Account of a Trust all interest received by the Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest. Other receipts will be credited to the Principal Account of the Trust. The distribution to the Unit holders of a Trust as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to such portion of the holder's pro rata share of the estimated annual income of the Trust after deducting estimated expenses. Except through an advancement of its own funds, the Trustee has no cash for distribution to Unit holders until it receives interest payments on the Bonds in a Trust. The Trustee shall be reimbursed, without interest, for any advances from funds in the Interest Account of a Trust on the ensuing Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after the purchase under the applicable plan of distribution. The Trustee is not required to pay interest on funds held in the Principal or Interest Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds).

As of the fifteenth day of each month, the Trustee will deduct from the Interest Account of a Trust and, to the extent funds are not sufficient therein, from the Principal Account of the Trust, amounts necessary to pay the expenses of the Trust. The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemption of Units of the Trust by the Trustee.

Record Dates for monthly distributions will be the fifteenth day of each month and Record Dates for semi-annual distributions will be the fifteenth day of June and December. Distributions will be made on the last day of the month of the respective Record Date.

The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each year, approximately six weeks prior to the end of May, the Trustee will furnish each Unit holder a card to be returned to the Trustee not more than thirty nor less than ten days before the end of such month. Unit holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their certificate, to the Trustee. If the card and certificate are returned to the Trustee, the change will become effective as of June 16 of that year. If the card and certificate are not returned to the Trustee, the Unit holder will be deemed to have elected to continue with the same plan for the following twelve months.

How Can Distributions to Unit Holders be Reinvested?

Universal Distribution Option. Unit holders may elect participation in a Universal Distribution Option which permits a Unit holder to direct the Trustee to distribute principal and interest payments to any other investment vehicle of which the Unit holder has an existing account. For example, at a Unit holder's direction, the Trustee would distribute automatically on the applicable distribution date interest income, capital gains or principal on the participant's Units to, among other investment vehicles, a Unit holder's checking, bank savings, money market, insurance, reinvestment or any other account. All such distributions, of course, are subject to the minimum investment and sales charges, if any, of the particular investment vehicle to which distributions are directed. The Trustee will notify the participant of each distribution pursuant to the Universal Distribution Option. The Trustee will distribute directly to the Unit holder any distributions which are not accepted by the specified investment vehicle. A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Universal Distribution Option and receive directly future distributions on his Units.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders of a Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of a Trust of record, a statement as to (1) the Interest Account: interest received by a Trust (including amounts representing interest received upon any disposition of Bonds of the Trust), deductions for payment of applicable taxes and for fees and expenses of a Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) the Principal Account: the dates of disposition of any Bonds of a Trust and the net proceeds received therefrom (excluding any portion representing interest), deduction for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) the Bonds held and the number of Units of a Trust outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) the amounts actually distributed during such calendar year from the Interest Account and from the Principal Account of a Trust, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Bonds in their Trust furnished to it by the Evaluator.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the Trustee at its corporate trust office in the City of New York of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except for Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Accrued interest to the settlement date paid on redemption shall be withdrawn from the Interest Account of a Trust or, if the balance therein is insufficient, from the Principal Account of a Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account of a Trust.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Bonds in a Trust. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee on the basis of (1) the cash on hand in the Trust or moneys in the process of being collected, (2) the value of the Bonds in the Trust based on the bid prices of the Bonds, and (3) accrued interest on the bonds, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation then being made. The Evaluator may determine the value of the Bonds in the Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available, (3) by determining the value of the Bonds by appraisal, or (4) by any combination of the above.

The difference between the bid and offering prices of such Bonds may be expected to average 1-3% of the principal amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1% and, in the case of inactively traded bonds, such difference usually will not exceed 4%. Therefore, the price at which Units may be redeemed could be less than the price paid by the Unit holder.

The Trustee is empowered to sell underlying Bonds in a Trust in order to make funds available for redemption. To the extent that Bonds are sold, the size and diversity of a Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 12:00 p.m. Eastern time on the next succeeding business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Bonds be Removed from a Trust?

The Trustee, in its sole discretion, is empowered to sell underlying Bonds of a Trust in order to make funds available for the redemption of Units of such Trust or to provide for the payment of expenses of such Trust for which funds are not available. The Depositor shall maintain with the Trustee a current list of Bonds held in each Trust designated to be sold for such purposes. As described in the following paragraph, the Trustee may also sell Bonds in a Trust which are in default in the payment of principal or interest or in significant risk of such default where, in the Sponsor's opinion, such sale is in the best interests of Unit holders or no other alternative exists. In addition, at the Sponsor's request, the Trustee shall sell Bonds of a Trust if factors arise which, in the Sponsor's opinion, adversely affect the tax or exchange control status of the Bonds. See "How May Units be Redeemed?" The Sponsor may from time to time act as agent for a Trust with respect to selling Bonds out of a Trust. From time to time, the Trustee may retain and pay compensation to the Sponsor, subject to the restrictions under the Investment Company Act of 1940, as amended.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor, within thirty days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within thirty days after notification by the Trustee to the Sponsor of such default, the Trustee may, in its discretion, sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

The Sponsor shall instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the written opinion of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future. Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder of the affected Trust, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph and under "What is the First Trust Special Situations Trust?" for Failed Bonds, the acquisition by a Trust of any securities other than the Bonds initially deposited is prohibited.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, the FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust, and The Advantage Growth and Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $9 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 1996, the total partners' capital of Nike Securities L.P. was $9,005,203 (audited). (This paragraph relates only to the Sponsor and not to a Trust or to any series thereof or to any other Underwriters. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

Who is the Trustee?

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th floor, New York, New York 10004-2413. Unit holders who have questions regarding the Trust may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the portfolio. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Muller Data Corporation, 395 Hudson Street, New York, New York 10014. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the

Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee), provided that the Indenture is not amended to increase the number of Units of a Trust issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in a Trust, except for the substitution of certain refunding securities for Bonds or New Bonds for Failed Bonds. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

The Trust may be liquidated at any time by consent of 100% of the Unit holders of a Trust or by the Trustee when the value of a Trust, as shown by any evaluation, is less than 20% of the aggregate principal amount of the Bonds initially deposited in such Trust during the primary offering period or by the Trustee in the event that Units of a Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by the Underwriters, including the Sponsor. If a Trust is liquidated because of the redemption of unsold Units of the Trust by the Underwriters, the Sponsor will refund to each purchaser of Units of the Trust the entire sales charge paid by such purchaser. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the mandatory termination date set forth in Part One of the Prospectus. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of a Trust. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in such Trust and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder of the Trust (including the Sponsor if it then holds any Units), upon surrender for cancellation of his Certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust, all as provided in the Indenture.

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, will act as counsel for the Trustee and as special counsel for the Trust for New York tax matters.

Experts

The statement of net assets, including the portfolio, of each Trust appearing in Part One of this Prospectus and Registration Statement has been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere therein and in the Registration Statement, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                      DESCRIPTION OF BOND RATINGS*

Standard & Poor's. A brief description of the applicable Standard & Poor's rating symbols and their meanings follow:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.    Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his/her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise

 ____________________
*     As published by the rating companies.

noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

Moody's. A brief description of the applicable Moody's rating symbols and their meanings follow:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat large than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1 - Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(- - -) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) A brief description of the applicable Fitch rating symbols and their meanings follows:

AAA - These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, which is very strong, is somewhat less than for AAA-rated securities or more subject to possible change over the term of the issue.

A - These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

                 This page is intentionally left blank.

Page 26


                 This page is intentionally left blank.

Page 27


CONTENTS:

The First Trust Corporate Income Trust (High Yield)
   Intermediate Series:
   What is The First Trust Special Situations Trust?       3
   Bond Portfolio Selection                                3
   Risk Factors                                            4
   What are Estimated Long-Term Return and
      Estimated Current Return?                            8
   How is Accrued Interest Treated?                        9
   Are Unit Holders Compensated for Foreign
      Withholding Tax Risks?                               9
   What is the Federal Tax Status of Unit Holders?         9
   Why are Investments in a Trust Eligible for
      Retirement Plans?                                   13
   What are the Expenses and Charges?                     13
Public Offering:
   How is the Public Offering Price Determined?           14
   How are Units Distributed?                             16
   What are the Sponsor's Profits?                        16
   Will There be a Secondary Market?                      16
Rights of Unit Holders:
   How are Certificates Issued and Transferred?           17
   How are Interest and Principal Distributed?            17
   How Can Distributions to Unit Holders be
      Reinvested?                                         18
   What Reports Will Unit Holders Receive?                18
   How May Units be Redeemed?                             19
   How May Units be Purchased by the Sponsor?             19
   How May Bonds be Removed from a Trust?                 20
Information as to Sponsor, Trustee and Evaluator:
   Who is the Sponsor?                                    20
   Who is the Trustee?                                    21
   Limitations on Liabilities of Sponsor and Trustee      21
   Who is the Evaluator?                                  21
Other Information:
   How May the Indenture be Amended or Terminated?        22
   Legal Opinions                                         22
   Experts                                                22
Description of Bond Ratings                               23

                             ______________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                   FIRST TRUST (registered trademark)

THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD) INTERMEDIATE SERIES

                               Prospectus
                                Part Two
                            December 30, 1997

                    First Trust (registered trademark)
                     1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank
                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                              1-800-682-7520

                           THIS PART TWO MUST BE
                          ACCOMPANIED BY PART ONE.

                       PLEASE RETAIN THIS PROSPECTUS
                            FOR FUTURE REFERENCE

Page 28





              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                          Financial Data Schedule




                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 137 THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD) INTERMEDIATE SERIES 12, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on April 30, 1998.

                     THE FIRST TRUST SPECIAL SITUATIONS TRUST,
                       SERIES 137
                     THE FIRST TRUST CORPORATE INCOME TRUST
                       (HIGH YIELD) INTERMEDIATE SERIES 12
                                    (Registrant)
                     ByNIKE SECURITIES L.P.
                                    (Depositor)


                     ByRobert M. Porcellino
                         Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title                      Date

Robert D. Van Kampen    Director of       )
                      Nike Securities     )
                        Corporation,      )    April 30, 1998
                    the General Partner   )
                  of Nike Securities L.P. )
                                          )
                                          )  Robert M. Porcellino
David J. Allen        Director of Nike    )    Attorney-in-Fact**
                  Securities Corporation,
                   the Genral Partner of
                    Nike Securities L.P.

* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 10, 1998 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The First Trust Special Situations Trust dated April 24, 1998.



                                        ERNST & YOUNG LLP





Chicago, Illinois
April 23, 1998